SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           Form 8-K

                        CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      August 20, 1998

                  ENEX  RESOURCES  CORPORATION
            (Exact name of registrant as specified in its charter)

          Delaware                 0-9378                 93-0747806
(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)          Identification No.)

                  1221 Lamar, Suite 1020, Houston, Texas 77010
                    (Address of principal executive offices)

Registrant's telephone number, including area code      (713) 759-6808

                                     N/A
         (Former name or former address, if changed since last report)


ITEM 5 -- OTHER EVENTS

Enex Resources Corporation ("Enex"), a majority-owned subsidiary of Middle Bay Oil Company, Inc. ("Middle Bay"), held and completed its special meeting of shareholders on August 20, 1998 at the principal offices of Enex, 1221 Lamar Street, Suite 1020, Houston, Texas 77010. At the meeting, Middle Bay voted its shares against approval of the merger between Enex and Middle Bay (the "Merger"). Middle Bay and Enex had previously agreed to terminate the merger agreement due to recent adverse economic conditions.

A registration statement filed with the Securities and Exchange Commission by Middle Bay and Enex relating to the Merger became effective on July 17, 1998 (the "Registration Statement").


ITEM 7 -- FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (c)    Exhibits
            99.1 - Press Release issued August 20, 1998

            99.2 - Merger Termination Agreement


                                 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Enex Resources Corporation
                                        (Registrant)

                                                /s/ Stephen W. Herod
Date:  August 28, 1998                  By:
                                           Stephen W. Herod
                                           Vice President

                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE                         For further information contact:
                                              Steve W. Herod
                                              (713) 759-6808, Ext. 104

          Middle Bay Oil Company, Inc. and Enex Resources Corporation
                            Withdraw Plans to Merge

Houston, Texas, August 20, 1998 . . . Middle Bay Oil Company, Inc. ("Middle Bay") (NASDAQ: MBOC) and its majority-owned subsidiary, Enex Resources Corporation ("Enex") (NASDAQ NMS: ENEX), announced today that they have withdrawn their plans to merge Enex with and into Middle Bay. The original agreement to merge the companies was executed on June 17, 1998. At the special meeting of Enex shareholders held today, Steve W. Herod, Vice President of Middle Bay, explained that due to recent market conditions, the two companies agreed to terminate the merger agreement. Therefore, Middle Bay voted all of its shares of Enex against approval of the merger.

A registration statement filed with the Securities and Exchange Commission by Middle Bay and Enex relating to the merger became effective on July 17, 1998.

Enex Resources Corporation is an independent oil and gas production and development company, headquartered in Kingwood, Texas, with operations primarily in Texas.

Middle Bay Oil Company, Inc. is an independent oil and gas exploration and production company, headquartered in Houston, Texas, with operations in the Gulf Coast and Mid-Continent regions.

                                  EXHIBIT 99.2

                          MERGER  TERMINATION  AGREEMENT

     THIS MERGER TERMINATION AGREEMENT ("Agreement") is made and entered into this 19th day of August, 1998 by and between MIDDLE BAY OIL COMPANY, INC. ("Middle Bay"), an Alabama corporation, and ENEX RESOURCES CORPORATION ("Enex"), a Delaware corporation.

     WHEREAS, Middle Bay and Enex entered into a Merger Agreement dated June
17,
1998 (the "Merger Agreement") whereby Enex would merge with and into Middle
Bay;
and

     WHEREAS, Middle Bay and Enex desire to terminate the Merger Agreement, and
Middle Bay intends to vote its Enex shares against approval of the Merger Agreement;

     NOW, THEREFORE, the parties agree as follows:

     1. Pending a vote not to approve the Merger Agreement by a majority of the
Enex shareholders at the August 20, 1998 meeting of shareholders, the Merger Agreement is terminated as of the meeting date.

     2. Each party to the Merger Agreement shall be solely responsible for all of its costs, expenses and fees associated with or incurred in connection with the merger.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         MIDDLE BAY OIL COMPANY, INC.

                                               /s/ John J. Bassett
                                         By:_________________________________
                                            John J. Bassett, President


                                         ENEX RESOURCES CORPORATION

                                              /s/ Steve W. Herod
                                        By:_________________________________
                                           Steve W. Herod, Vice-President